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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09347

Columbia Funds Master Investment Trust, LLC
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	February 28

Date of reporting period:	November 30, 2012

Item 1. Schedule of Investments.

Portfolio of Investments

Columbia International Value Master Portfolio

November 30, 2012 (Unaudited)

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value

Common Stocks 99.0%
BRAZIL 4.8%
Banco Santander Brasil SA, ADR	1,038,900	$6,950,241
Centrais Eletricas Brasileiras SA, ADR	1,727,040	6,320,966
Oi SA (Preference), ADR	1,118,577	4,239,407
Petroleo Brasileiro SA, ADR	879,743	15,439,490
Telefonica Brasil SA, ADR	353,756	7,761,407
Tim Participacoes SA, ADR	605,070	10,727,891
Total		51,439,402
FRANCE 14.8%
Carrefour SA	1,175,292	29,019,084
France Telecom SA	1,838,170	19,457,365
GDF Suez	1,435,318	32,284,645
Natixis	1,637,446	5,245,160
Renault SA	125,200	6,261,588
Sanofi	243,886	21,777,999
STMicroelectronics NV	1,860,470	11,856,215
Total SA	680,831	34,067,892
Total		159,969,948
GERMANY 3.3%
Daimler AG, Registered Shares	299,827	14,809,930
Deutsche Telekom AG, Registered Shares	1,877,000	20,676,404
Total		35,486,334
IRELAND 2.5%
CRH PLC	1,476,698	27,018,495
ITALY 7.0%
ENI SpA	1,236,587	29,237,879
Intesa Sanpaolo SpA	10,191,238	17,150,964
Italcementi SpA, Savings Shares	890,500	2,086,969
Telecom Italia SpA	1,120,510	1,020,825
Telecom Italia SpA, Savings Shares	32,972,210	26,308,128
Total		75,804,765
JAPAN 26.6%
Astellas Pharma, Inc.	384,000	19,439,555
Canon, Inc.	507,300	17,947,478
Dai Nippon Printing Co., Ltd.	1,240,000	9,316,302
Daiichi Sankyo Co., Ltd.	852,600	13,182,416
FUJIFILM Holdings Corp.	890,505	16,399,847
Japan Tobacco, Inc.	363,300	10,893,393
Mitsubishi UFJ Financial Group, Inc.	3,437,231	15,809,208
MS&AD Insurance Group Holdings, Inc.	864,200	15,066,031
Nippon Telegraph & Telephone Corp.	681,700	30,666,019

Issuer	Shares	Value

Common Stocks (continued)
JAPAN (CONTINUED)
NKSJ Holdings, Inc.	597,250	$11,375,926
Ono Pharmaceutical Co., Ltd.	262,800	14,395,006
Rohm Co., Ltd.	191,400	5,467,606
Seven & I Holdings Co., Ltd.	343,100	9,998,943
Sony Corp.	609,900	5,942,450
Sumitomo Mitsui Financial Group, Inc.	441,442	14,289,657
Sumitomo Mitsui Trust Holdings, Inc.	1,436,000	4,378,320
Taisho Pharmaceutical Holdings Co., Ltd.	100,999	7,447,629
Takeda Pharmaceutical Co., Ltd.	430,800	19,720,852
TDK Corp.	185,000	7,273,972
Tokio Marine Holdings, Inc.	631,600	16,265,124
Toyota Motor Corp.	493,000	21,227,151
Total		286,502,885
MEXICO 2.6%
America Movil SAB de CV, Class L, ADR	823,600	19,428,724
Cemex SAB de CV, ADR (a)	993,395	8,841,216
Total		28,269,940
NETHERLANDS 7.0%
Aegon NV	3,239,873	18,636,839
Akzo Nobel NV	220,196	12,583,365
Koninklijke Ahold NV	1,736,532	22,033,419
Unilever NV-CVA	549,249	20,840,467
Wolters Kluwer NV	60,000	1,153,329
Total		75,247,419
RUSSIAN FEDERATION 1.7%
Lukoil OAO, ADR	297,500	18,726,138
SOUTH KOREA 1.9%
Korea Electric Power Corp., ADR (a)	453,150	5,560,150
POSCO	48,251	14,407,046
Total		19,967,196
SPAIN 0.9%
Telefonica SA	715,796	9,393,074
SWEDEN 1.1%
Telefonaktiebolaget LM Ericsson, Class B	1,260,168	11,743,019
SWITZERLAND 6.3%
Swiss Re AG	364,100	26,226,044
TE Connectivity Ltd.	695,843	24,486,715

Issuer	Shares	Value

Common Stocks (continued)
SWITZERLAND (CONTINUED)
UBS AG, Registered Shares	1,110,530	$17,376,373
Total		68,089,132
UNITED KINGDOM 18.3%
AstraZeneca PLC	579,085	27,522,637
Barclays PLC	4,211,007	16,596,803
BP PLC	3,722,800	25,742,725
GlaxoSmithKline PLC	965,148	20,635,541
HSBC Holdings PLC	1,411,239	14,418,509
ITV PLC	10,528,676	16,682,972
J Sainsbury PLC	2,500,629	13,677,797
Kingfisher PLC	3,103,400	13,822,478
Marks & Spencer Group PLC	3,049,080	19,081,145
Vodafone Group PLC	5,523,790	14,261,685
Wm Morrison Supermarkets PLC	3,598,665	15,497,943
Total		197,940,235

Issuer	Shares	Value

Common Stocks (continued)
UNITED STATES 0.2%
Seagate Technology PLC	98,400	$2,469,840
Total Common Stocks (Cost: $1,297,562,821)		$1,068,067,822

	Shares	Value

Money Market Funds —%
Columbia Short-Term Cash Fund, 0.154% (b)(c)	63,750	$63,750
Total Money Market Funds (Cost: $63,750)		$63,750
Total Investments
(Cost: $1,297,626,571) (d)		$1,068,131,572(e)
Other Assets & Liabilities, Net		11,038,385
Net Assets		$1,079,169,957

Notes to Portfolio of Investments

(a)	Non-income producing.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2012.
(c)

As defined in the Investment Company Act of 1940, an affiliated company is one in which the Master Portfolio owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Master Portfolio. Holdings and transactions in these affiliated companies during the period ended November 30, 2012, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Realized Gain/Loss ($)	Ending Cost ($)	Dividends or Interest Income ($)	Value ($)
Columbia Short-Term Cash Fund	47,968,082	205,656,108	(253,560,440)	—	63,750	17,018	63,750

(d)

At November 30, 2012, the cost of securities for federal income tax purposes was approximately $1,297,627,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized Appreciation	$88,078,000
Unrealized Depreciation	(317,573,000)
Net Unrealized Depreciation	$(229,495,000)

(e)	Investments are valued using policies described in the notes to financial statements in the most recent shareholder report.

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•              Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds).  Valuation adjustments are not applied to Level 1 investments.

•              Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•              Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2.  The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation in the most recent Semiannual Report dated August 31, 2012.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions.  The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value.  This data is also used to corroborate, when available, information received from approved pricing vendors and brokers.  Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Master Portfolio’s investments at November 30, 2012:

Description	Level 1	Level 2	Level 3
	Quoted Prices in	Other Significant	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets ($)	Inputs ($)	Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	98,981,043	—	98,981,043
Consumer Staples	—	121,961,046	—	121,961,046
Energy	34,165,628	89,048,496	—	123,214,124
Financials	6,950,241	192,834,958	—	199,785,199
Health Care	—	144,121,635	—	144,121,635
Industrials	—	9,316,302	—	9,316,302
Information Technology	26,956,555	70,688,137	—	97,644,692
Materials	8,841,216	56,095,875	—	64,937,091
Telecommunication Services	42,157,429	121,783,500	—	163,940,929
Utilities	11,881,116	32,284,645	—	44,165,761
Total Equity Securities	130,952,185	937,115,637	—	1,068,067,822
Other
Money Market Funds	63,750	—	—	63,750
Total Other	63,750	—	—	63,750
Total	131,015,935	937,115,637	—	1,068,131,572

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Master Portfolio’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.  These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.  The models utilized by the third party statistical pricing service take into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Item  2. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         During November 2012, the registrant enhanced internal controls over financial reporting relating to the recording of certain last day trades.  These controls include (i) additional analysis of last day security purchase prices, (ii) comparisons of cost and market value for last day trades and (iii) analytical review of per share changes resulting from financial statement adjustments.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Master Investment Trust, LLC

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	January 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	January 18, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	January 18, 2013